                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                AMENDMENT NO. 10


     1. The Company's merger with Network Electric Company was cancelled.

     2. The Company sold its mining interests in Plumas County, California to a foreign ecclasiastical sovereignty in exchange for Treasury Bills ("T-Bills") having a face value of $2,418,000,000.00, issued by the Dominion of Melchizedek ("DOM"). The T-Bills, payable without interest, mature on May 27, 2005.
The Company has booked the T-Bills at face value. As additional consideration, DOM has credited the account of the Company 300,000,000.00 Dominion Dollars (the official currency of DOM), from which the Company has acquired a 5 year Certificate of Deposit issued by the DOM state owned and licensed bank, Bank of Salem. Bank of Salem is not licensed within the United States of America, nor is it associated with any U.S.A. bank. The exchange rate for Dominion Dollars of the Dominion of Melchizedek is one Dominion Dollar to one U.S. Dollar. Additional information regarding the sale of the mining properties is contained in the Company's Form 10Q filing with the Securities and Exchange Commission for the period ending March 31, 2000, dated May 15, 2000.


                        COUNTRYLAND WELLNESS RESORTS, INC.
              (Exact name of registrant as specified in it's charter)

     DELAWARE                   -0-20217                      84-0687501
     (State or other          (Commission File             (IRS Employer
     jurisdiction of            Number)                    identification No.)
     incorporation)


     Registrant's telephone number, including are code: (702) 240-4408

                      COUNTRYLAND WELLNESS RESORTS, INC.
              2205 Purple Majesty Court, Las Vegas, NV 89117-2747
            (Former name and address, if changed since last report)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

                       COUNTRYLAND WELLNESS RESORTS, INC.
                                  (Registrant)

     Date: May 15, 2000             /S/ Fernando Juan
                                        (Signature)
                                        Fernando Juan, Vice President and
                                                       Chief Financial Officer